UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

 (Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022 (December 31, 2021)

Emerald Holding, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Broadway, 14th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Explanatory Note

On January 4, 2022, Emerald Holding, Inc. (the “Company”) filed with the United States Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Initial Form 8-K”) reporting that Emerald X, LLC (“Emerald”), a wholly owned subsidiary of the Company, had entered into an asset purchase agreement with Anne Holland Ventures, Inc., a Rhode Island corporation (“AHV”), and solely for limited purposes thereof, Cassandra Farrington and Anne Hills Holland (the “Principals”), pursuant to which Emerald purchased on December 31, 2021 substantially all of the assets of AHV related to or associated with the business known and operated as MJBiz. This Current Report on Form 8-K/A (this “Amendment”) amends the Initial Form 8-K regarding Emerald’s acquisition of MJBiz. This Amendment is being filed to amend and supplement the Initial  Form 8-K to provide the financial information of the business acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which is permitted to be filed by amendment no later than 71 days after the due date of the Initial Form 8-K.. This Amendment should be read in conjunction with the Initial Form 8-K. Except as provided herein, all information in, and the exhibits to, the Initial Form 8-K remain unchanged.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of Anne Holland Ventures, Inc. as of and for the fiscal years ended December 31, 2020 and 2019, and the notes related thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference. The unaudited condensed consolidated financial statements of Anne Holland Ventures, Inc. as of and for the nine months ended September 30, 2021 and for the nine months ended September 30, 2020, and the notes related thereto, are filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2021 and the unaudited pro forma condensed combined statements of operations the Company for the year ended December 31, 2020 and the nine months ended September 30, 2021 are filed as Exhibit 99.3 hereto and incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of WithumSmith+Brown, PC
99.1	Anne Holland Ventures, Inc. and Subsidiary audited consolidated financial statements as of and for the fiscal years ended December 31, 2020 and 2019
99.2	Anne Holland Ventures, Inc. and Subsidiary unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2021 and 2020
99.3 104

Unaudited pro forma condensed combined financial information of Emerald Holding, Inc. as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020

Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2022		EMERALD HOLDING, INC.

	By:	/s/ David Doft
David Doft
Chief Financial Officer